EXHIBIT 10.3

SECOND AMENDMENT TO CREDIT AGREEMENT

This SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of May 5, 2026 (the “Second Amendment Effective Date”), is among PEDEVCO CORP., a Texas corporation (the “Borrower”), CITIBANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”), each Guarantor party hereto and each Lender party hereto.

RECITALS

A. The Borrower, the Lenders and the Administrative Agent are parties to an Amended and Restated Credit Agreement dated as of October 31, 2025 (as the same has been or may be amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”).

B. The Borrower has requested, and the Administrative Agent and the Lenders have agreed, subject to the terms hereof, to certain amendments or modifications to the terms of the Credit Agreement, as more fully set forth herein.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto hereby agree as follows:

Section 1. Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement. In addition, for the purposes of this Amendment, each of the following terms shall have the following meanings:

Section 2. Amendments to Credit Agreement.

(a) Each of the following definitions is hereby added to Section 1.02 of the Credit Agreement, in proper alphabetical order, to read in its entirety as follows:

“Juniper October 2025 EBITDAX Estimate” means an estimate, reasonably acceptable to the Administrative Agent, of the EBITDAX solely for the month of October 2025 attributable to the Acquired Companies that became Subsidiaries of the Borrower pursuant to the Juniper Combination and the Juniper Combination Documents.

“Second Amendment Effective Date” means May 5, 2026.

(b) Each of the following definitions in Section 1.02 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“EBITDAX” means, for any Test Period, the sum of Consolidated Net Income for such Test Period plus (a) the following expenses or charges to the extent deducted from Consolidated Net Income in such Test Period: (i) interest, (ii) income and franchise taxes (including Texas margin or gross receipts taxes), (iii) depreciation, depletion, and amortization expenses, (iv) exploration expenses, (v) (A) Transaction costs and charges incurred through and including the Effective Date, and (B) thereafter, transaction costs, expenses and charges with respect to any acquisition or disposition of Oil and Gas Properties or with respect to the Transactions in an aggregate amount not to exceed an amount equal to the greater of (1) $6,000,000 and (2) five percent (5%) of the Borrowing Base then in effect for such period and (vi) other similar noncash charges (including expenses relating to stock based compensation, hedging, ceiling test impairments, etc.), minus (b) all noncash income added to Consolidated Net Income, plus (c) only for the calculation of EBITDAX for any Test Period that includes the fiscal quarter ending December 31, 2025, the Juniper October 2025 EBITDAX Estimate. For the avoidance of doubt, EBITDAX shall not include any unrealized mark-to-market hedging gains or losses. For purposes of calculating EBITDAX for any Test Period for any determination of the Net Leverage Ratio, to the extent that during such Test Period any Loan Party shall have consummated any material acquisition or material disposition permitted by this Agreement, EBITDAX shall be calculated on a pro forma basis as if such material acquisition or material disposition had occurred on the first day of such Test Period, in a manner reasonably acceptable to the Administrative Agent.

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“Test Period” means, at any time, the four consecutive fiscal quarters of the Borrower then last ended (in each case taken as one accounting period) for which financial statements have been or are required to be delivered pursuant to this Agreement; provided, however, for purposes of the calculation of the applicable components of the financial covenant calculations contained herein for the Test Period ended December 31, 2025, such amounts shall be annualized by taking the results of the fiscal quarter then ending, and multiplying them by four (4); for the Test Period ended March 31, 2026, such amounts shall be annualized by taking the results of the two (2) fiscal quarters then ending, and multiplying them by two (2); and for the Test Period ending June 30, 2026, such amounts shall be annualized by taking the results of the three (3) fiscal quarters then ending, and multiplying them by four (4) and dividing them by three (3).

(c) Section 2.07(b) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

(b) Scheduled and Interim Redeterminations. From and after the Second Amendment Effective Date, the Borrowing Base shall be redetermined (i) on or about July 1, 2026 (the “July 2026 Redetermination”), and (ii) thereafter on a semi-annual basis in accordance with this Section 2.07 (each such redetermination, a “Scheduled Redetermination”). Subject to Section 2.07(d), such redetermined Borrowing Base shall become effective and applicable to the Borrower, the Administrative Agent, the Issuing Bank and the Lenders on or about July 1, 2026, and thereafter, each April 1st and October 1st of each year, as applicable. In addition, (i) the Borrower may, by notifying the Administrative Agent thereof one time between any two successive Scheduled Redeterminations, and (ii) the Administrative Agent may, at the direction of the Required Lenders, by notifying the Borrower thereof one time between any two successive Scheduled Redeterminations, each elect to cause the Borrowing Base to be redetermined (an “Interim Redetermination”) in accordance with this Section 2.07.

(d) Section 2.07(d)(i) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

(i) in the case of a Scheduled Redetermination, (A) if the Administrative Agent shall have received the Engineering Reports required to be delivered by the Borrower pursuant to Section 8.12(a) and (c) in a timely and complete manner, then on or about July 1, 2026, and thereafter on or about April 1st or October 1st of each year, as applicable (or such later time as (x) the Borrower may agree upon request of the Administrative Agent or (y) the Majority Lenders may agree upon the request of the Borrower), following such notice, or (B) if the Administrative Agent shall not have received the Engineering Reports required to be delivered by the Borrower pursuant to Section 8.12(a) and (c)in a timely and complete manner, then on the Business Day next succeeding delivery of such New Borrowing Base Notice; and

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(e) Section 8.12(a) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

(a) From and after the Second Amendment Effective Date, on or about June 1, 2026, and thereafter on or about March 1st and September 1st of each year, the Borrower shall furnish to the Administrative Agent and the Lenders a Reserve Report evaluating the Oil and Gas Properties of the Borrower and the other Loan Parties as of the immediately preceding January 1st and July 1st, as applicable (or, with respect to the Reserve Report to be delivered on or about June 1, 2026, as of a date reasonably acceptable to the Administrative Agent). The Reserve Report as of January 1st and delivered on or about March 1st of each year (the “January 1 Reserve Report”) shall be prepared by one or more Approved Petroleum Engineers, and each other Reserve Report of each year may be prepared by one or more Approved Petroleum Engineers or internally under the supervision of the chief engineer of the Borrower who shall certify such Reserve Report to be true and accurate in all material respects and, except as otherwise specified therein, to have been prepared in accordance with the procedures used in the immediately preceding January 1 Reserve Report.

Section 3. Effectiveness. Upon the satisfaction of the following conditions precedent, this Amendment shall become effective as of the Second Amendment Effective Date:

(a) the Administrative Agent shall have received counterparts to this Amendment duly executed by a duly authorized officer of the Borrower, each Guarantor and the Required Lenders;

(b) the Administrative Agent shall have received reimbursement for all of its costs and expenses incurred by it prior to or in connection with this Amendment and any other documents prepared in connection herewith, including, without limitation, the fees, charges and disbursements of counsel to the Administrative Agent; and

(c) Administrative Agent shall have received such other certificates, documents, or instruments as the Administrative Agent may reasonably require.

Section 4. Representations and Warranties. Before and after giving effect to this Amendment, the Borrower hereby confirms that (a) the representations and warranties of each Loan Party contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects (except to the extent such representations and warranties are qualified by materiality, in which case they shall be true and correct in all respects) on and as of the Second Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (except to the extent such representations and warranties are qualified by materiality, in which case they shall be true and correct in all respects) as of such earlier date, and (b) no Default or Event of Default shall have occurred and be continuing. The execution, delivery, and performance by each Loan Party of this Amendment and compliance with the terms and provisions hereof have been duly authorized by all requisite action on the part of such Person and do not violate any contractual or other obligation by which such Person is bound.

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Section 5. Acknowledgment and Ratification. As a material inducement to Administrative Agent and the Lenders to execute and deliver this Amendment, each Loan Party acknowledges and agrees that (a) the execution, delivery, and performance of this Amendment shall, except as expressly provided herein, in no way release, diminish, impair, reduce, or otherwise affect the obligations of such Person under the Loan Documents to which such Person is a party, (b) each Loan Document to which such Person is a party shall remain in full force and effect and shall each continue to be the legal, valid and binding obligation of such Person enforceable against such Person in accordance with its terms, and (c) it has no claims or offsets against, or defenses or counterclaims to, any of the Loan Documents.

Section 6. Effect of Amendment. Without limiting the generality of the foregoing, the consent, waiver and modifications set forth herein shall be limited precisely as set forth above, and nothing in this Amendment shall be deemed (i) to constitute a waiver of compliance or consent to noncompliance by any of the Loan Parties to, or an amendment of, any other term, provision, condition or covenant of the Credit Agreement or other Loan Documents, other than as specifically set forth herein; or (ii) to prejudice any right or remedy that the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or any other Loan Document. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, or words of like import shall mean and be a reference to the Credit Agreement, as affected hereby. This Amendment shall constitute a Loan Document for all purposes.

Section 7. Confirmation of Security and Guaranty. Each Loan Party hereby confirms and agrees that all of the Security Instruments that presently secure the Secured Obligations shall continue to secure, in the same manner and to the same extent provided therein, the payment and performance of the Secured Obligations as described in the Credit Agreement as modified by this Amendment. Each Loan Party further confirms and agrees that the Guaranty Agreement that presently guarantees the Secured Obligations shall continue to guarantee, in the same manner and to the same extent provided therein, the payment and performance of the Secured Obligations as described in the Credit Agreement as modified by this Amendment.

Section 8. Incorporation of Certain Provisions by Reference. The provisions of Section 12.09 of the Credit Agreement captioned “GOVERNING LAW; JURISDICTION; ETC.” and of Section 12.10 of the Credit Agreement captioned “Waiver of Jury Trial” are incorporated herein by reference, mutatis mutandis, for all purposes.

Section 9. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. For purposes of this Amendment, a counterpart hereof (or signature page thereto) signed and transmitted by any Person party hereto to the Administrative Agent (or its counsel) by facsimile machine, telecopier or electronic mail is to be treated as an original. The signature of such Person thereon, for purposes hereof, is to be considered as an original signature, and the counterpart (or signature page thereto) so transmitted is to be considered to have the same binding effect as an original signature on an original document.

Section 10. Entirety. This Amendment and all of the other Loan Documents embody the entire agreement between the parties. THIS AMENDMENT AND ALL OF THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Signature pages follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

BORROWER:

PEDEVCO CORP.

By:	/s/ J. Douglas Schick
Name:	J. Douglas Schick
Title:	President and Chief Executive Officer

GUARANTORS:

PACIFIC ENERGY DEVELOPMENT CORP.
PRH HOLDINGS LLC
RED HAWK PETROLEUM, LLC
RIDGEWAY ARIZONA OIL CORP.
SRPT ACQUISITION, LLC
CENTURY OIL AND GAS SUB-HOLDINGS, LLC
NAVIGATION POWDER RIVER, LLC
NPR INTERMEDIATE, LLC
NPR INVESTMENT HOLDINGS, LLC
PINE HAVEN RESOURCES, LLC
PHR INTERMEDIATE, LLC
PHR INVESTMENT HOLDINGS, LLC
CENTURY OIL AND GAS, LLC
CENTURY OIL AND GAS SOUTH, LLC
COG INTERMEDIATE, LLC
COG INVESTMENT HOLDINGS, LLC
NORTH PEAK OIL & GAS, LLC
NORTH SILO RESOURCES, LLC
LONGS PEAK RESOURCES, LLC
MOUNTAIN CRYPTO, LLC
LPR INTERMEDIATE, LLC
LPR INVESTMENT HOLDINGS, LLC
LPR INVESTMENTS NORTH, LLC
LPR INVESTMENTS SOUTH, LLC

By:	/s/ J. Douglas Schick
Name:	J. Douglas Schick
Title:	President and Chief Executive Officer of each of the above-listed entities

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ADMINISTRATIVE AGENT:

CITIBANK, N.A.,
as Administrative Agent

By:	/s/ Paul Colon
Name:	Paul Colon
Title:	Director

LENDERS:

CITIBANK, N.A., as a Lender and Issuing Bank

By:	/s/ Paul Colon
Name:	Paul Colon
Title:	Director

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LENDERS: FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Thomas Kleiderer
Name:	Thomas Kleiderer
Title:	Managing Director

LENDERS: ZIONS BANCORPORATION, N.A. DBA AMEGY BANK, as a Lender

By:	/s/ Cameron Burns
Name:	Cameron Burns
Title:	Vice President

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LENDERS: MIDFIRST BANK as a Lender

By:	/s/ Morgan Henry
Name:	Morgan Henry
Title:	SVP

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LENDERS: FIRST INTERNATIONAL BANK & TRUST, as a Lender

By:	/s/ Drew Flaagan
Name:	Drew Flaagan
Title:	VP

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT – Signature Page